Exhibit 10.18

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

ASSIGNMENT OF OVERRIDING ROYALTY

(Multiple Assignees)

THE STATE OF TEXAS	§
§
	§	KNOW ALL MEN BY THESE PRESENTS:
§
COUNTY OF LYNN	§
§

Energy & Exploration Partners, LLC whose address is P.O. Box 471428, Fort Worth, Texas 76147-1376, hereinafter called “Assignor”, for and inconsideration of the sum of TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Assignor, does by these presents, GRANT, ASSIGN, TRANSFER and CONVEY unto the parties set forth below, hereinafter called the “Assignees”:

KSJR, LLC, a Texas limited liability company whose address is P.O. Box 68, Kenny, Texas 77452;

Karpman Enterprises, LP, a Texas limited partnership whose address is 2721 Manorwood Trail, Fort Worth, Texas 76109;

CDA Energy, LLC, a Texas limited liability company whose address is 1926 Stafford Rd., Grapevine, Texas 76015;

DLP Resources, LLC, a Texas limited liability company whose address is 3121 Sweetbriar Lane, Fort Worth, Texas 76109;

Alpine Ventures International, LLC, a Texas limited liability company whose address is 4654 Trevor Trail, Grapevine, Texas 76051;

Pettit 2012 Children’s Trust whose address is 2821 Lenox, Fort Worth, Texas 76107;

BHP Consulting LP, a Texas limited partnership whose address is 3821 Lenox, Fort Worth, Texas 76107; and

Brian Corbett Nelson, an individual, whose address is 3090 Bellaire Ranch Dr., Apt. 422, Fort Worth, Texas 76109;

Tom D. McNutt, an individual, whose address is 2000 Bremen St., Austin, 78703;

Charlotte Brandenburg, an individual, whose address is 5324 Big Bend Dr., Fort Worth, Texas 76137;

Carey Hewitt, an individual, whose address is 4509 Ramsgate Ct., Arlington 76013.

an overriding royalty interest (the “Overriding Royalty”), as described in Exhibit “A” attached hereto and made a part hereof for all purposes, in all oil, gas and other hydrocarbons produced, save and sold under the terms of the Oil and Gas Leases described in Exhibit “A” (the “Lease(s)”) covering the lands described therein located in Lynn County, Texas.

The assignment of Overriding Royalty made herein is subject to the following terms, conditions and provisions:

1.	For the purposes of calculating royalty payments, expenses and deductions, the Overriding Royalty shall be subject to the exact terms, conditions and provisions as those found in the Leases, on a lease by lease basis. In other words, should the underlying or referenced lease provide for cost free royalty then the Overriding Royalty shall also be free and clear of all cost and expenses of exploration, production, transportation and marketing, but shall bear its proportionate share of all gross production, severance, ad valorem and similar taxes. However, should the underlying referenced lease, on a lease by lease basis, be subject to deductions for transportation, dehydration and marketing then the Overriding Royalty shall also be subject to the same deductions and proportionate share of all gross production, severance, ad valorem and similar taxes.

2.	If any of the Leases cover less than the full (100% of 8/8ths) interest in oil, gas and other minerals in all or any part of the lands and depths described therein, the Overriding Royalty shall be proportionately reduced and paid to Assignee in the proportion that the interest covered by said Lease bears to the entire mineral estate;

3.	Assignor may, without the joinder of Assignee, pool and combine Assignee’s Overriding Royalty with other leases and lands in compliance with terms and conditions of the Leases.

4.	The Overriding Royalty shall attach to any extension or renewals of the Leases and shall be calculated and paid in the same manner as the original reservation set forth herein. Any lease acquired by Assignor, or its successors or assigns, within one (1) year of the termination of the Leases shall be deemed an extension or renewal lease for the purposes of this provision insofar as the renewal or extension lease covers acreage transferred hereunder.

TO HAVE AND TO HOLD the above described overriding royalty, together with all and singular the rights and appurtenances thereunto in anywise belonging unto Assignee, its successors and assigns forever; and Assignor does by these presents bind itself and its successors and assigns to warrant and forever defend all and singular, the Leases unto Assignee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under Assignor, but not otherwise.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have executed this instrument as of the dates set forth in the acknowledgement certificates below, but it is effective as of the date of each Lease.

ASSIGNOR

ENERGY & EXPLORATION PARTNERS, LLC, a Delaware limited liability company

By:	/s/ Hunt Pettit
Hunt Pettit, President

~ACKNOWLEDGEMENT~

STATE OF TEXAS

COUNTY OF TARRANT

The foregoing instrument was acknowledged before me on this 20 of August, 2012 by Hunt Pettit, President of Energy & Exploration Partners, LLC, a Delaware limited liability company, on behalf of said company.

[SEAL]	/s/ Carey C. Hewitt
Notary Public in and for the State of Texas

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EXHIBIT A

					ASSIGNEE ORRI (2)
LESSOR	LESSEE (1)	LEASE DATE	VOLUME	PAGE	ALPINE	CDA	KARPMAN	DLP	PETTIT	BHP	BRANDENBURG	HEWITT	BCN	KSJR	TDM
Tom and Janice Hoskins	ENEXP	3/7/2011	407	618	0.2000%	0.2000%	0.3000%	0.3000%	1.0000%	1.2000%	0.1000%	0.1000%	0.2000%	0.2000%	0.2000%
Luke Speckman and Caress Inman	ENEXP	4/4/2011	409	622	0.0800%	0.0800%	0.1200%	0.1200%	0.4000%	0.4800%	0.0400%	0.0400%	0.0800%	0.0800%	0.0800%
Dell and Susan Cannon	ENEXP	4/19/2011	407	680	0.0800%	0.0800%	0.1200%	0.1200%	0.4000%	0.4800%	0.0400%	0.0400%	0.0800%	0.0800%	0.0800%
Edwards - Sleeper-Harris Land Company	ENEXP	6/6/2011	407	677	0.0800%	0.0800%	0.1200%	0.1200%	0.4000%	0.4800%	0.0400%	0.0400%	0.0800%	0.0800%	0.0800%
Duward D. Hancock, aka Donald D. Hancock aka D.D. Hancock, and wife Joyce Hancock, aka Wanda Joyce Hancock	ENEXP	6/9/2011	412	121	0.0800%	0.0800%	0.1200%	0.1200%	0.4000%	0.4800%	0.0400%	0.0400%	0.0800%	0.0800%	0.0800%
Dahlen K. Hancock and wife, Jody E. Hancock	ENEXP	6/9/2011	412	125	0.0800%	0.0800%	0.1200%	0.1200%	0.4000%	0.4800%	0.0400%	0.0400%	0.0800%	0.0800%	0.0800%
Gid R. Moore, dealing in his sole and separate property	ENEXP	6/9/2011	412	129	0.0800%	0.0800%	0.1200%	0.1200%	0.4000%	0.4800%	0.0400%	0.0400%	0.0800%	0.0800%	0.0800%
Ruby Lee Moore, aka Lee More, aka Ruby Lee Hancock, dealing in her sole and separate property	ENEXP	6/9/2011	412	131	0.0800%	0.0800%	0.1200%	0.1200%	0.4000%	0.4800%	0.0400%	0.0400%	0.0800%	0.0800%	0.0800%
Durward D. Hancock, aka Donald D. Hancock aka D.D. Hancock, dealing in his sole and separate property, joined pro forma by his wife, Joyce Hancock, aka Wanda Joyce Hancock, Lessor(s)	ENEXP	6/9/2011	412	123	0.0800%	0.0800%	0.1200%	0.1200%	0.4000%	0.4800%	0.0400%	0.0400%	0.0800%	0.0800%	0.0800%
Lit H. Moore, aka L. H. Moore, aka L.H. Moore, Jr., and wife, Ruby Lee Moore, aka Lee Moore	ENEXP	6/9/2011	412	127	0.0800%	0.0800%	0.1200%	0.1200%	0.4000%	0.4800%	0.0400%	0.0400%	0.0800%	0.0800%	0.0800%

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EXHIBIT A

LESSOR	LESSEE (1)	LEASE DATE	VOLUME	PAGE	ALPINE	CDA	KARPMAN	DLP	PETTIT	BHP	BRANDENBURG	HEWITT	BCN	KSJR	TDM
Alan Mitchell West and Amy Leanne West	ENEXP	5/26/2011	407 & 411	626 & 95	0.0800%	0.0800%	0.1200%	0.1200%	0.4000%	0.4800%	0.0400%	0.0400%	0.0800%	0.0800%	0.0800%
Laura L. Harris	ENEXP	6/13/2011	408	601	0.0800%	0.0800%	0.1200%	0.1200%	0.4000%	0.4800%	0.0400%	0.0400%	0.0800%	0.0800%	0.0800%
Kimberly Ann Groux	ENEXP	6/13/2011	408	842	0.0800%	0.0800%	0.1200%	0.1200%	0.4000%	0.4800%	0.0400%	0.0400%	0.0800%	0.0800%	0.0800%
W. Page Harris III	ENEXP	6/13/2011	408	603	0.0800%	0.0800%	0.1200%	0.1200%	0.4000%	0.4800%	0.0400%	0.0400%	0.0800%	0.0800%	0.0800%
Muriel Joy Smith	ENEXP	5/13/2011	410	901	0.0800%	0.0800%	0.1200%	0.1200%	0.4000%	0.4800%	0.0400%	0.0400%	0.0800%	0.0800%	0.0800%
Charles A. Smith	ENEXP	5/13/2011	410	65	0.0800%	0.0800%	0.1200%	0.1200%	0.4000%	0.4800%	0.0400%	0.0400%	0.0800%	0.0800%	0.0800%
Shirley A. Smith	ENEXP	5/13/2011	410	61	0.0800%	0.0800%	0.1200%	0.1200%	0.4000%	0.4800%	0.0400%	0.0400%	0.0800%	0.0800%	0.0800%
Daniel Taylor and Linda Taylor	ENEXP	5/13/2011	412	119	0.0800%	0.0800%	0.1200%	0.1200%	0.4000%	0.4800%	0.0400%	0.0400%	0.0800%	0.0800%	0.0800%
Beulah Faye Nieman Trust, Charles A. Smith Trustee, UWO Charles Clyde Smith, deceased	ENEXP	5/13/2011	410	63	0.0800%	0.0800%	0.1200%	0.1200%	0.4000%	0.4800%	0.0400%	0.0400%	0.0800%	0.0800%	0.0800%
Yvonne Nettles McClung	ENEXP	6/21/2011	414	794	0.0800%	0.0800%	0.1200%	0.1200%	0.4000%	0.4800%	0.0400%	0.0400%	0.0800%	0.0800%	0.0800%
The Briley By-Pass Trust, Margaret Elizabeth Wills Briley, Trustee	ENEXP	6/30/2011	413	592	0.0800%	0.0800%	0.1200%	0.1200%	0.4000%	0.4800%	0.0400%	0.0400%	0.0800%	0.0800%	0.0800%
Kay Halamicek Lewis	ENEXP	6/30/2011	410	53	0.0800%	0.0800%	0.1200%	0.1200%	0.4000%	0.4800%	0.0400%	0.0400%	0.0800%	0.0800%	0.0800%
Lynn Carl Halamicek	ENEXP	6/30/2011	410	57	0.0800%	0.0800%	0.1200%	0.1200%	0.4000%	0.4800%	0.0400%	0.0400%	0.0800%	0.0800%	0.0800%
Raye Halamicek	ENEXP	6/30/2011	410	59	0.0800%	0.0800%	0.1200%	0.1200%	0.4000%	0.4800%	0.0400%	0.0400%	0.0800%	0.0800%	0.0800%
David Kinsey	ENEXP	6/30/2011	410	55	0.0800%	0.0800%	0.1200%	0.1200%	0.4000%	0.4800%	0.0400%	0.0400%	0.0800%	0.0800%	0.0800%

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EXHIBIT A

LESSOR	LESSEE (1)	LEASE DATE	VOLUME	PAGE	ALPINE	CDA	KARPMAN	DLP	PETTIT	BHP	BRANDENBURG	HEWITT	BCN	KSJR	TDM
Wayland Baptist University	ENEXP	6/27/2012	424	459	0.2000%	0.2000%	0.3000%	0.3000%	1.0000%	1.2000%	0.1000%	0.1000%	0.2000%	0.2000%	0.2000%
Buckner Foundation, fromerly known as Buckner International	ENEXP	6/26/2012	424	65	0.1000%	0.1000%	0.1500%	0.1500%	0.5000%	0.6000%	0.0500%	0.0500%	0.1000%	0.1000%	0.1000%
Janet Collier Oldham and Cecil Dwight Oldham, husband and wife	ENEXP	5/15/2009	422	678	0.2000%	0.2000%	0.3000%	0.3000%	1.0000%	1.2000%	0.1000%	0.1000%	0.2000%	0.2000%	0.2000%
Jack Collier and Jerelyn Collier, husband and wife	ENEXP	5/15/2009	422	676	0.2000%	0.2000%	0.3000%	0.3000%	1.0000%	1.2000%	0.1000%	0.1000%	0.2000%	0.2000%	0.2000%
Ann King Spilger	ENEXP	6/15/2012	424	461	0.2000%	0.2000%	0.3000%	0.3000%	1.0000%	1.2000%	0.1000%	0.1000%	0.2000%	0.2000%	0.2000%

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